UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2023
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
As previously reported, American Airlines, Inc. (“American”), entered into an indenture (the “Indenture”), dated as of June 30, 2020, by and among American, American Airlines Group Inc. and Wilmington Trust, National Association, as trustee (the “Trustee”), relating to American’s 11.75% Senior Secured Notes due 2025 (the “Notes”). Pursuant to the Indenture, American is required to deliver to the Trustee periodic appraisals with respect to the appraised value of the first lien collateral for the Notes, which first lien collateral consists of certain assets, rights and properties that American uses to provide non-stop scheduled air carrier services between (a) certain airports in the United States and (b) certain airports in Australia, Canada, the Caribbean, Central America, China, Hong Kong, Japan, Mexico, South Korea, and Switzerland (collectively, the “First Lien Collateral”). In addition, pursuant to the Indenture, American is required to deliver to the Trustee periodic appraisals with respect to the appraised value of the second lien collateral for the Notes, which second lien collateral consists of certain assets, rights and properties that American uses to provide non-stop scheduled air carrier services between (a) certain airports in the United States and (b) certain airports in the European Union and the United Kingdom (collectively, the “Second Lien Collateral”).
American has delivered to the Trustee an appraisal, dated May 25, 2023, with respect to the First Lien Collateral and an appraisal, dated February 10, 2023, with respect to the Second Lien Collateral. Using a discount rate of 11.5% and a perpetuity growth rate of 1.5%, the aggregate appraised value of the First Lien Collateral reflected in the appraisals is $8.025 billion, and the aggregate appraised value of the Second Lien Collateral reflected in the appraisals is $7.077 billion.
The appraisals are subject to a number of significant assumptions, limitations and risks, and were prepared based on certain specified methodologies described therein, including a discounted net present value calculation to projected annual cash flows of certain of American’s scheduled services. The appraisals may not accurately reflect the fair market or realizable value of the First Lien Collateral or the Second Lien Collateral. An appraisal that is subject to different assumptions, limitations and risks, and/or that is based on other methodologies, may result in valuations that are materially different from those contained in the appraisals summarized above.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: May 26, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: May 26, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer